SUPPLEMENT DATED NOVEMBER 24, 2009 TO THE
FIRST INVESTORS INCOME FUNDS STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 31, 2009

The changes described below are effective January 1, 2010.

A.	The entire section under the subheading “Expedited Wire Redemptions (Class A Money Market Fund Only) on pages II-38 and II-39 is deleted in its entirety and replaced with the following:

Expedited Wire Redemptions (Class A Shares Money Market Fund Only)

You may enroll in our Expedited Redemption service to send proceeds via Federal Funds wire transfer from your Class A money market account to a bank account that you have previously designated.  Enroll by completing a Mutual Fund Account Instructions form.  The bank must be a member of the Federal Reserve System.  Expedited wire redemption privileges may be established to wire proceeds from a trust, UGMA/UTMA, ESA, entity or to foreign bank accounts provided the bank account is registered to the same owner as the mutual fund account.  In addition, shares must be owned for at least fifteen (15) days to be eligible for expedited redemption.

Requests for redemptions by wire transfer from your money market account must be received in writing or by telephone no later than 12:00 p.m. Eastern Time, on a Business Day, to be processed the same day.  Wire transfer redemption requests received after 12:00 p.m. Eastern Time will be processed on the following Business Day.

1.	Each wire transfer under $25,000 is subject to a $25 fee;

2.	One wire transfer of $25,000 or more is permitted without charge each month. Each additional wire is $25;

3.	Wire transfers must be directed to your predesignated bank account;

4.	Each wire transfer which is directed outside the U.S. is subject to a $50 fee; and

5.
Wire transfers from each Customer Account are limited to $250,000 per day, for requests received in writing, and $100,000 for requests received by telephone, except from accounts that are owned by the underwriter or any of its affiliates.

B.	The entire section under the subheading “Money Market Draft Check Redemptions (Class A Shares Only)” on page II-39 is deleted in its entirety and replaced with the following:

Money Market Draft Check Redemptions (Class A Shares Only)

Draft check writing privileges are available to owners of certain types of First Investors Cash Management Fund non-retirement accounts.  Draft checks are not available to owners of retirement accounts, ESAs, Class B share fund accounts and accounts registered with a foreign address.  Individuals, joint owners and custodians of UTMA and UGMA accounts may complete the Mutual Fund Account Instructions form to apply for draft checks.  Additional documentation is required to establish draft check writing privileges for trusts, corporations, partnerships, and other entities. For joint accounts and accounts opened for entities, draft checks may be written by any one tenant or Authorized Individual without the consent of the others.
1.	Each draft check drawn on an account with a balance of less than $10,000 will be subject to a $15 processing fee, which is deducted when the check is paid;

2.	A maximum of three draft checks will be paid without charge each month if your account has a balance of $10,000 or more at the time of presentment. Each additional draft check is subject to a $15 fee;

3.	We will not issue draft checks if your account balance is less than $10,000;

4.	The minimum amount of each draft check is $500. Your account will be charged a $15 fee for each check written for less than $500;

5.
Cancelled draft checks will not be returned to you however, they are accessible on our website.  Copies of your cancelled draft checks are also available upon request.  Each check copy is subject to a $15 fee.

The above fees are waived for accounts that are owned by the underwriter or any of its affiliates.

It is your responsibility to ensure that the available balance of your account is sufficient to cover the amount of your draft check and any applicable fees, including a possible CDSC.  Otherwise, your draft check will be returned through the banking system marked “insufficient funds”, and your account will be assessed a $15 fee.  Fees may also be imposed by the depository bank.  Shares purchased by check or by electronic funds transfer that you have owned for less than twelve (12) days are not included in your available balance.  Please be aware that if your draft check is converted to an electronic debit by the payee, the electronic debit may not be honored.

Please notify us immediately if your draft checks are lost or stolen.  “Stop payment” requests must be directed to Administrative Data Management Corp.  A Stop payment request may be placed on a single draft check or on a range of draft check numbers.  For each check on which a Stop payment is placed your account will be charged a $15 fee.  There is no guarantee that a Stop payment request will prevent the payment of a draft check.

Daily dividends are earned on shares of the First Investors Cash Management Fund until a draft check clears against them. Because the Fund accrues daily dividends, you may not redeem your account in its entirety by writing a draft check.  Draft checks are subject to the rules and regulations of the custodian covering checking accounts.  Neither the Fund nor the custodian can certify or directly cash a draft check.

The Fund bears all expenses relating to the Money Market Draft Check Redemption Privilege.  We reserve the right to amend or terminate the privilege at any time.

C.	The first bullet on the top of page II-48 is deleted in its entirety and replaced with the following:

Money market fund draft checks (non-retirement accounts only) provided your account balance is at least $10,000 and your address of record has not changed within the past thirty (30) days.  Additional written documentation may be required for certain registrations.

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